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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 15, 1998





                              VERDANT BRANDS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                  0-18921                  41-0848688
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(State or other jurisdiction     (Commission              (IRS employer
     of incorporation)           file number)            identification No.)



      9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431-2543
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code: (612)703-3300


                               RINGER CORPORATION
                   -------------------------------------------
                   (Former name, if changed since last report)
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Item 1.   Changes in Control of Registrant.
          ---------------------------------
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------
          Not applicable.

Item 5.   Other Events.
          -------------
          (a)  Name change; NASDAQ Symbol.

          Registrant changed its name to Verdant Brands, Inc. as of July 15, 1998. As of July 27, 1998 its common stock will trade under the symbol "VERD" on the Nasdaq National Market.

          (b) Amendment to the Articles of Incorporation.

          On July 15, 1998, the Registrant filed an amendment to its Articles of Incorporation with the Minnesota Secretary of State, a copy of which is included as Exhibit 3.1 hereto and is incorporated by reference herein.

          (c) Press Release.

          On July 20, 1998, the Registrant issued a Press Release announcing its name change to Verdant Brands, Inc. and a statement that the Registrant intended to begin using the symbol "VERD" on the Nasdaq National Market on July 27, 1998.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------
          Not applicable.
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------
          (a)          Financial statements of businesses acquired.

                       Not applicable.

          (b)          Pro forma financial information.

                       Not applicable.

          (c)          Exhibits.

                       The following exhibits are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                       Exhibit No.   Description
                       -----------   -----------

                           3.1 Copy of the Registrant's Amendment to its Articles of Incorporation.

                           99.1      Copy of Press Release dated July 20, 1998.






     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VERDANT BRANDS, INC.




                                          By: /s/ Mark G. Eisenschenk
                                             -------------------------------
                                                  Mark G. Eisenschenk
                                                  Executive Vice President
                                                  and Chief Financial Officer
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                                INDEX TO EXHIBITS




  Exhibit
  Number                                                        Page
  -------                                                       ----

    3.1    Copy of the Registrant's Amendment
            to its Articles of Incorporation           Electronically filed

    99.1   Copy of Press Release dated July 20, 1998.  Electronically filed